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                                                                    EXHIBIT 10.1

                      Settlement and Assumption Term Sheet

WHEREAS US Airways Group, Inc. ("Group") and various affiliates including US Airways, Inc. ("Inc.") (collectively referred to as "Airways") commenced bankruptcy cases in the matter entitled In re US Airways, Inc., et al., Case No. 04-13819, currently pending in the United States Bankruptcy Court for the Eastern District of Virginia, Alexandria Division (the "Bankruptcy Case");

WHEREAS on January 13, 2004, the Bankruptcy Court ("Court") in the Bankruptcy Case issued an order ("Embraer Order") approving the Post Petition Purchase Agreement Modification and Aircraft Financing Term Sheet ("Term Sheet") executed between Inc. and Embraer - Empresa Brasileira de Aeronautica SA ("Embraer") and which concerned, among other things, certain modifications to Purchase Agreement DCT-021/03, Letter Agreement DCT-022/03, and Financing Letter of Agreement DCT-023/03, as each has been amended from time to time (collectively referred to as "Purchase Agreement");

WHEREAS on February 3, 2005, Embraer filed with the Court its partially secured and unsecured Proof of Claim ("Proof of Claim") for any damages which Embraer may have suffered in the event of rejection of the Purchase Agreement DCT-021/03 under Section 365 of the United States Bankruptcy Code ("Bankruptcy Code");

WHEREAS on November 16, 2004, Group and Embraer Aircraft Customer Services, Inc. ("EACS") executed Letter of Intent No. 2, as amended from time to time ("TSP LOI"), in regard to maintenance services for EMBRAER 170 aircraft;

WHEREAS the TSP LOI is scheduled to expire on March 31, 2006 and Embraer and Group have reserved all of their claims, rights and remedies with respect to whether the TSP LOI is a post-petition contract or a pre-petition contract;

WHEREAS on March 31, 2005, the Court issued an order authorizing Airways, under certain conditions, to sell ten (10) EMBRAER 170 aircraft ("Currently Owned Aircraft") to Republic Airways Holdings Inc. ("Republic") and to assume and assign to Republic leases relative to fifteen (15) additional EMBRAER 170 aircraft ("Leased Aircraft") leased to Airways by General Electric Capital Corporation or its affiliates (collectively "GECC") and such March 31, 2005 order was amended on September 2, 2005 (the March 31, 2005 order and the September 2, 2005 order are collectively referred to as the "Wexford Order");

WHEREAS on June 24, 2005, the Court issued an order ("GE Master Merger MOU Order") which, among other things, approved a term sheet pursuant to which GECC under certain conditions would consent to the assignment of the Leased Aircraft to Republic;

WHEREAS on September 16, 2005, the Court issued an order confirming the Joint Plan of Reorganization ("Plan") in the Bankruptcy Case and in connection with the Plan, Airways designated the Purchase Agreement DCT-021/03 as amended, including, without limitation, by Letter Agreement DCT-022/03, and the TSP LOI as agreements with respect to which Airways had 180 days to assume under Section 365 of the Bankruptcy Code;

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WHEREAS on September 21 and 22, 2005, the Currently Owned Aircraft were sold to
Republic with the consent of Embraer ("Republic Sale Transaction") and in connection with the Republic Sale Transaction the debt financing for the Currently Owned Aircraft provided by affiliates of Embraer to Airways was fully discharged **;

WHEREAS the assignment of the Leased Aircraft ("Republic Lease Transaction") is subject to the consent of Embraer **;

WHEREAS Airways and Embraer desire to reach a settlement in regard to the final disposition of the Purchase Agreement DCT-021/03 as amended, including, without limitation, by Letter Agreement DCT-022/03, the Proof of Claim and the TSP LOI; and

NOW THEREFORE for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged and agreed, the undersigned parties hereby agree in this Settlement and Assumption Term Sheet ("Assumption Term Sheet") this __ day of February 2006 as follows:

1.    REPUBLIC LEASE TRANSACTION.

      Embraer shall negotiate in good faith with GECC to conclude the Republic Lease Transaction on terms acceptable to Embraer in its sole discretion.

2.    PROGRESS AND DEPOSIT PAYMENTS.

      A. Pursuant to the terms of the Embraer Order, Term Sheet and Purchase Agreement Embraer shall retain eighteen million four hundred eighty-one thousand nine hundred twenty-three dollars (US$18,481,923) in nonrefundable progress and deposit payments ("Old PDPs") paid by Airways pursuant to the terms of the Purchase Agreement DCT-021/03.

      B. Upon assumption of the Purchase Agreement DCT-021/03 as amended, including, without limitation, by Letter Agreement DCT-022/03, and as further modified by this Assumption Term Sheet as provided in Article 3 below (as so modified and assumed, the "Modified and Assumed Purchase Agreement"), the Old PDPs shall be applied to future firm aircraft orders placed by Airways and otherwise controlled by the terms of the Modified and Assumed Purchase Agreement.

3.    ASSUMPTION OF THE PURCHASE AGREEMENT.

      A. Airways shall assume Purchase Agreement DCT-021/03 as amended, including, without limitation, by Letter Agreement DCT-022/03, and as further modified pursuant to this Assumption Term Sheet pursuant to Section 365 of the Bankruptcy Code and such assumption shall be deemed effective as of the effective date of the Plan. In connection with such assumption, Airways shall place an initial firm order under the Modified and Assumed Purchase Agreement for twenty five (25) EMBRAER 190 aircraft ("Initial Aircraft") with deliveries scheduled to occur pursuant to Annex A attached hereto. ** Furthermore, Airways shall place

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another firm order under the Modified and Assumed Purchase Agreement for thirty two (32) additional firm EMBRAER 190 aircraft ("Additional Aircraft") with deliveries scheduled pursuant to Annex A hereto. **.

      B. Financing incident to certain Aircraft to be purchased under the Modified and Assumed Purchase Agreement shall be provided pursuant to the terms of the Second Amended and Restated Financing Letter of Agreement DCT-023/03 attached hereto as Annex C ("Finance LOA") which shall be executed by the parties and effective as of the date the Assumption Term Sheet is approved by the Bankruptcy Court.

      C. **

      D. Section 21 of Purchase Agreement DCT-021/03 is hereby deleted. Option Aircraft shall be provided as stated herein. Upon assumption of Purchase Agreement DCT-021/03 as amended, including, without limitation, by Letter Agreement DCT-022/03, and as further modified by this Assumption Term Sheet, Embraer shall grant Airways the rights to purchase up to 50 additional EMBRAER 190 aircraft ("Option Aircraft") in accordance with the terms of this Assumption Term Sheet. Upon assumption of the Purchase Agreement DCT-021/03 as amended, including, without limitation, by Letter Agreement DCT-022/03 and as further modified by this Assumption Term Sheet, Airways shall have the right to purchase 20 Option Aircraft with deliveries scheduled pursuant to Annex A hereto. **.

      E. **

      F. **

      G. Section 2.1 and 2.2 of Letter Agreement DCT-022/03 shall be deleted. Airways shall be allowed to convert the Initial Aircraft, Additional Aircraft or Option Aircraft to a model EMBRAER 170, EMBRAER 175, or EMBRAER 195, subject to availability, provided that Airways sends a written notice to Embraer that it intends to purchase an aircraft other than the model EMBRAER 190, **.

      H. **

      I. Except as otherwise agreed to between Embraer and Group, no changes shall be made to the terms of the Purchase Agreement DCT-021/03, Letter Agreement DCT-022/03 and the Finance LOA except as provided for herein and in Annexes attached hereto. Purchase Agreement DCT-021/03, as amended, including by Letter Agreement DCT-022/03 shall be amended and restated to reflect the terms of this Assumption Term Sheet.

4.    EXTENSION OF TSP LOI AND AIRCRAFT WARRANTIES.

      A. Airways shall assume the TSP LOI, as modified by this Assumption Term Sheet, pursuant to Section 365 of the Bankruptcy Code and such assumptions shall be deemed effective

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as of the effective date of the Plan. The TSP LOI will be extended from March
31, 2006 until the earlier of October 31, 2006 **.

      B. **

5.    MUTUAL RELEASE.

Upon the approval by the Bankruptcy Court of this Assumption Term Sheet and the assumption of the TSP LOI as amended by this Assumption Term Sheet and the Purchase Agreement DCT-021/03 as amended, including without limitation, by Letter Agreement DCT-022/03 and as further modified by the terms of this Assumption Term Sheet, and the execution and delivery of the Finance LOA, each party hereto, individually and on behalf of its affiliates, and their respective officers, directors, employees, agents, shareholders, attorneys, successors and assigns, shall hereby be deemed to remise, release and discharge the other party hereto and its affiliates, including without limitation, their respective officers, directors, employees, agents, shareholders, attorneys, successors and assigns, of and from any and all manner of actions, causes of action, suits, judgments, costs, claims and demands whatsoever, in law or in equity, foreseen or unforeseen, matured or unmatured, known or unknown, accrued or not accrued, including, without limitation, claims for attorneys' fees, indemnity, extra-contractual damages, punitive damages, or any other claim whatsoever, including without limitation, claims contained in the Proof of Claim and arising from the Purchase Agreement DCT-021/03 as amended, including without limitation, by Letter Agreement DCT-022/03 prior to its assumption pursuant to Section 365 of the Bankruptcy Code, or the termination of the TSP LOI pursuant to Article 4 above, under that certain TSP Letter of Intent No. 1 entered into between Group and EACS, as amended, or under the original Finance LOA or its First Amendment each as defined in the Finance LOA. For the avoidance of doubt, each party shall retain all of its rights at law or equity with respect to this Assumption Term Sheet, the Modified and Amended Purchase Agreement and the TSP LOI, each as it is assumed pursuant to this Assumption Term Sheet.

6.    BANKRUPTCY COURT APPROVAL.

This Assumption Term Sheet is subject to approval of the Bankruptcy Court by separate order of the Bankruptcy Court. In the event this Assumption Term Sheet is not approved by the Bankruptcy Court on or before February 23, 2006, it shall be void and of no further force or effect.

                            [signature page follows]

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                             US AIRWAYS GROUP, INC.

                             By /s/ Thomas T. Weir
                                ------------------------------------------
                                Name:  Thomas T. Weir
                                Title:  Vice President and Treasurer

                             EMBRAER - EMPRESA BRASILEIRA
                             DE AERONAUTICA S.A.

                             By /s/ Antonio Luiz Pizarro Manso
                                ------------------------------------------
                                Name:  Antonio Luiz Pizarro Manso
                                Title:  Executive Vice-President
                                        Corporate & CFO

                             By /s/ Paulo Cesar de Souza e Silva
                                ------------------------------------------
                                Name:   Paulo Cesar de Souza e Silva
                                Title:  Senior Vice President
                                        Sales Financing

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                                   ANNEX "A"
                               DELIVERY SCHEDULE

                                       **

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                                   ANNEX "B"

                                       **

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                                    ANNEX "C"

      SECOND AMENDED AND RESTATED FINANCING LETTER OF AGREEMENT DCT-023-03


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                           SECOND AMENDED AND RESTATED
                    FINANCING LETTER OF AGREEMENT DCT-023/03

This Second Amended and Restated Financing Letter of Agreement DCT-023/03 dated as of February __, 2006 ("Financing LOA"), is an agreement between US Airways Group, Inc. ("US Airways Group" or "Buyer"), a Delaware corporation with its principal place of business at 4000 East Skyharbor Blvd., Phoenix, Arizona 85034, United States, and Embraer - Empresa Brasileira de Aeronautica S.A. ("Embraer"), a Brazilian corporation with its principal place of business at Sao Jose dos Campos, Sao Paulo, Brazil, to amend and restate the Amended and Restated Financing Letter of Agreement DCT-023/03 executed between US Airways Group and Embraer dated as of January 24, 2005 ("First Amendment"), which amended and restated Financing Letter of Agreement DCT-023/03 executed between US Airways Group and Embraer dated as of May 9, 2003 (the "Original Financing LOA") and relates to the Purchase Agreement DCT-021/03 executed between US Airways Group and Embraer dated as of May 9, 2003, as amended including, without limitation, by the Letter Agreement (defined below) (collectively the "Purchase Agreement").

WHEREAS, Buyer and Embraer entered into the Purchase Agreement, pursuant to which Embraer agreed to manufacture and sell to Buyer, and Buyer agreed to purchase and take delivery from Embraer of, eighty-five (85) firm aircraft;

WHEREAS, Buyer and Embraer entered into that certain Letter Agreement DCT-022/03, dated as of May 9th, 2003, as amended, (the "Letter Agreement"), pursuant to which, among other things, the Parties agreed to additional terms and conditions relating to the sale and purchase of the firm Embraer aircraft;

WHEREAS, on September 12, 2004 (the "Petition Date"), Buyer filed a voluntary petition for reorganization relief under chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Eastern District of Virginia, Alexandria Division (the "Court") in the matter entitled, In re US Airways, Inc., et al., Case No. 04-13819 (the "Bankruptcy Case");

WHEREAS, immediately following the Petition Date, the delivery of additional Aircraft pursuant to the Purchase Agreement and the Original Financing LOA was suspended;

WHEREAS, Buyer and Embraer entered into that certain Post-Petition Purchase Agreement - Modification and Aircraft Financing Term Sheet dated as of December 16, 2004 (the "Term Sheet"), which contemplated among other things, certain modifications to the Purchase Agreement, the Letter Agreement and the Original Financing LOA (collectively, the "Embraer Agreements");

WHEREAS, on January 13, 2005, the Court entered an order (the "Embraer Order") approving the transactions contemplated in the Term Sheet;

WHEREAS, in accordance with, and as contemplated by, the Term Sheet and the Embraer Order, the parties entered into the First Amendment in anticipation of future deliveries of Aircraft pursuant to an amended and assumed Purchase Agreement.

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WHEREAS, on September 16, 2005, the Court issued an order confirming the Joint
Plan of Reorganization ("Plan") in the Bankruptcy Case and in connection with the Plan, US Airways Group designated the Purchase Agreement as an agreement with respect to which US Airways Group had 180 days to assume under Section 365 of the Bankruptcy Code;

WHEREAS in order to resolve, among other things, the issues outstanding under the Purchase Agreement, Embraer and Airways on the date hereof have entered into the Settlement and Assumption Term Sheet dated February __, 2006 ("Assumption Term Sheet"), to which this Financing LOA is attached as Annex C;

WHEREAS, this Financing LOA constitutes a replacement, amendment and modification of the First Amendment and sets forth additional agreements of the parties with respect to the matters set forth in the Purchase Agreement, as same shall be amended and modified by the Assumption Term Sheet and assumed by US Airways Group under Section 365 of the Bankruptcy Code (as so amended and modified, the "Modified and Assumed Purchase Agreement").

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties, Embraer and US Airways Group agree as follows:

DEFINITIONS:          All terms defined in the Purchase Agreement and Assumption
                      Term Sheet shall have the same meaning when used herein, and in case of any conflict between this Financing LOA and the Modified and Assumed Purchase Agreement and the Assumption Term Sheet, this Financing LOA shall govern.

FIRST AMENDMENT:      The First Amendment is hereby amended and restated by
                      this Financing LOA effective as of the date the Assumption Term Sheet is approved by the Court.

AIRCRAFT:             Up to ** firm Embraer aircraft scheduled for delivery
                      under the Modified and Assumed Purchase Agreement which are defined as the ** "Initial Aircraft" pursuant to the Assumption Term Sheet, together with the ** "Additional
                      Aircraft" provided for pursuant to the Assumption Term
                      Sheet. Embraer shall provide financing as provided for herein for the first ** aircraft scheduled for delivery under the Modified and Assumed Purchase Agreement
                      ("Financed Aircraft"). **.

BUYER: US Airways Group; provided that the financing and support in this Financing LOA may be used by a US airline subsidiary of US Airways Group that is guaranteed by US Airways Group and eligible for the protections of
                      Section 1110 of the Bankruptcy Code.

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NET AIRCRAFT
PURCHASE PRICE:       The escalated Aircraft Purchase Price (as defined in
                      Article 3 of the Purchase Agreement) as shown on the relevant invoice, and excluding any applicable product support and similar commercial concessions as well as any and all taxes, VAT, imposts, levies, and duties accrued either in Brazil or the U.S.

COMMITTED FINANCING:  Embraer or an affiliate of Embraer (collectively
                      "Debt Provider") will provide debt financing for the Financed Aircraft.

EMBRAER COMMITMENT:   **

FINANCED AMOUNT:      **

DEBT TENOR:           **

DEBT RATE:            **

SPREAD OF THE
FINANCED AIRCRAFT:    **

TERMS:                **

EQUITY INVESTOR:      **

NON-INTERFERENCE:     **

ADDITIONAL SUPPORT:   **

CONDITIONS PRECEDENT: Embraer's obligations pursuant to this Financing LOA with respect to the Financed Aircraft are subject to the following conditions precedent:

                      **

DISPUTE RESOLUTION:   Buyer shall waive trial by jury in respect of any
                      claim based upon or arising out of financings and resulting transactions.

AFTER-TAX PAYMENT:    All payments made by Buyer in favor of the financing
                      parties shall be free and clear of any taxes, levies or duties.

FEES AND EXPENSES:    **

All terms and conditions of the Modified and Assumed Purchase Agreement, which have not been specifically altered or modified hereunder, shall remain in full force and effect without any

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change. The confidentiality provisions of the Modified and Assumed Purchase
Agreement, as modified to apply to this Financing LOA, are hereby incorporated by reference.

                            [Signature page follows]

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IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Second Amended and Restated Financing Letter of Agreement DCT-023/03 to be effective as of the date first written above.

ACCEPTED AND AGREED:                   ACCEPTED AND AGREED:

US AIRWAYS GROUP, INC.                 EMBRAER - EMPRESA BRASILEIRA DE
                                       AERONAUTICA S.A.

By:   /s/ Thomas T. Weir               By:     /s/ Antonio Luiz Pizarro Manso
      ----------------------------             ------------------------------
Print: Thomas T. Weir                  Print:  Antonio Luiz Pizarro Manso
Name:  Vice President and Treasurer    Name:   Executive Vice-President
                                               Corporate & CFO

                                       By:     /s/ Paulo Cesar de Souza e Silva
                                               --------------------------------
                                       Print:  Paulo Cesar de Souza e Silva
                                       Name:   Senior Vice President
                                               Sales Financing

Date:    February 9, 2006              Date:   ________________________________

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                                    ANNEX "D"

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                                    ANNEX "E"

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                                    ANNEX "F"

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